FINANCIAL GUARANTY INSURANCE COMPANY

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UNAUDITED INTERIM FINANCIAL STATEMENTS

SEPTEMBER 30, 1997

Balance Sheets.........................................................   1
Statements of Income...................................................   2
Statements of Cash Flows...............................................   3
Notes to Unaudited Interim Financial Statements........................   4

FINANCIAL GUARANTY INSURANCE
COMPANY                                                           BALANCE SHEET

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($ in Thousands)


                                                                    SEPTEMBER 30,   DECEMBER 31,
                                                                       1997            1996
                                                                    -------------   ------------
ASSETS                                                               (UNAUDITED)
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,260,772 in 1997 and $2,190,303 in 1996)                        $ 2,359,717    $ 2,250,549
Short-term investments, at cost, which approximates market               131,524         73,839
Cash                                                                         699            860
Accrued investment income                                                 36,060         37,655
Reinsurance receivable                                                     8,271          7,015
Deferred policy acquisition costs                                         88,738         91,945
Property, plant and equipment net of
   accumulated depreciation of $16,962 in 1997 and $15,333 in 1996         3,551          4,696
Prepaid reinsurance premiums                                             161,578        167,683
Prepaid expenses and other assets                                         17,901         19,899
                                                                     -----------    -----------
            Total assets                                             $ 2,808,039    $ 2,654,141
                                                                     ===========    ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums                                                    $   645,742    $   681,816
Losses and loss adjustment expenses                                       72,805         72,616
Ceded reinsurance payable                                                  3,391         10,561
Accounts payable and accrued expenses                                     44,921         54,165
Due to parent                                                               --            1,791
Current federal income taxes payable                                      (6,985)        52,016
Deferred federal income taxes payable                                    126,712         91,805
Payable for securities purchased                                          33,843          4,937
                                                                     -----------    -----------
            Total liabilities                                            920,429        969,707
                                                                     -----------    -----------

Stockholder's Equity:

Common stock, par value $1,500 per share at September 30,
  1997 and at December 31, 1996: 10,000 shares authorized,
  issued and outstanding                                                  15,000         15,000
Additional paid-in capital                                               383,511        334,011
Net unrealized gains on fixed maturity securities available
   for sale, net of tax                                                   64,347         39,160
Foreign currency translation adjustment                                     (231)          (429)
Retained earnings                                                      1,424,983      1,296,692
                                                                     -----------    -----------
            Total stockholder's equity                                 1,887,610      1,684,434
                                                                     -----------    -----------
            Total liabilities and stockholder's equity               $ 2,808,039    $ 2,654,141
                                                                     ===========    ===========


             See accompanying notes to interim financial statements

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FINANCIAL GUARANTY INSURANCE
COMPANY                                                     STATEMENT OF INCOME

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($ in Thousands)

                                                 NINE MONTHS ENDED SEPTEMBER 30,
                                                      1997            1996
                                                 ----------------- -------------
                                                            (UNAUDITED)

REVENUES:

    Gross premiums written                          $  69,164        $  65,875
    Ceded premiums                                    (14,648)         (14,178)
                                                    ---------        ---------
    Net premiums written                               54,516           51,697
    Decrease in net unearned premiums                  29,970           39,589
                                                    ---------        ---------
    Net premiums earned                                84,486           91,286
    Net investment income                              95,346           92,957
    Net realized gains                                 12,514           11,132
                                                    ---------        ---------
        Total revenues                                192,346          195,375
                                                    ---------        ---------

EXPENSES:

    Losses and loss adjustment expenses                 6,459           (2,078)
    Policy acquisition costs                           13,115           13,056
    Other underwriting expenses                        11,050           10,582
                                                    ---------        ---------
        Total expenses                                 30,624           21,560
                                                    ---------        ---------
        Income before provision for federal
           income taxes                               161,722          173,815
    Provision for federal income taxes                 33,431           37,566
                                                    ---------        ---------
         Net income                                 $ 128,291        $ 136,249
                                                    =========        =========





             See accompanying notes to interim financial statements

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FINANCIAL GUARANTY INSURANCE
COMPANY                                                  STATEMENT OF CASH FLOW
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($ in Thousands)


                                                            NINE MONTHS ENDED  SEPTEMBER 30,
                                                                  1997            1996
                                                            -----------------  -------------
                                                                       (UNAUDITED)
OPERATING ACTIVITIES:
Net income                                                     $ 128,291        $ 136,249
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                              214            3,155
    Amortization of fixed maturity securities                      1,210              606
    Policy acquisition costs deferred                             (9,908)         (11,864)
    Amortization of deferred policy acquisition costs             13,115           13,056
    Depreciation of fixed assets                                   1,629            1,843
    Change in reinsurance receivable                              (1,256)             254
    Change in prepaid reinsurance premiums                         6,105            2,581
    Foreign currency translation adjustment                          305           (1,226)
    Change in accrued investment income, prepaid
       expenses and other assets                                   3,214           14,140
    Change in unearned premiums                                  (36,074)         (42,171)
    Change in losses and loss adjustment expense reserves            189           (5,681)
    Change in other liabilities                                  (18,205)          24,749
    Change in current income taxes payable                       (59,001)          27,522
    Net realized gains on investments                            (12,514)         (11,132)
                                                               ---------        ---------
Net cash provided by operating activities                         17,314          152,081
                                                               ---------        ---------

INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities                 602,067          633,347
Purchases of fixed maturity securities                          (610,873)        (727,641)
Sales or maturities (purchases) of short-term
  investments, net                                               (57,685)         (56,428)
Purchases of property and equipment, net                            (484)            (561)
                                                               ---------        ---------
Net cash used for investing activities                           (66,975)        (151,283)

FINANCING ACTIVITIES

Capital Contributions                                             49,500             --
                                                               ---------        ---------
Increase in cash                                                    (161)             798
Cash at beginning of period                                          860              199
                                                               ---------        ---------
Cash at end of period                                          $     699        $     997
                                                               =========        =========



             See accompanying notes to interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                           NOTES TO FINANCIAL STATEMENTS

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September 30, 1997 and 1996
(Unaudited)

     (1)  BASIS OF PRESENTATION

          The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the nine months ended September 30, 1997 and 1996, (b) the financial position at September 30, 1997 and December 31, 1996, and (c) cash flows for the nine months ended September 30, 1997 and 1996.

          These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1996 audited financial statements.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (2)  STATUTORY ACCOUNTING PRACTICES

          The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

          (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

          (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.



FINANCIAL GUARANTY INSURANCE
COMPANY                                                                                               NOTES TO FINANCIAL STATEMENTS

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The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                 NINE MONTHS ENDED SEPTEMBER 30,
                                     ----------------------------------------------------------
                                               1997                           1996
                                     --------------------------    ----------------------------
                                        NET       STOCKHOLDER'S        NET        STOCKHOLDER'S
                                       INCOME        EQUITY           INCOME         EQUITY
                                     -----------  -------------    -----------    -------------

GAAP basis amount                    $   128,291    $ 1,887,611    $   136,249    $ 1,631,887

Premium revenue recognition               (4,363)      (180,648)        (6,742)      (173,669)

Deferral of acquisition costs              3,207        (88,738)         1,192        (93,676)

Contingency reserve                         --         (501,023)          --         (428,798)

Non-admitted assets                         --           (3,086)          --           (4,314)

Case-basis losses incurred                 1,037         (2,212)        (3,854)        (3,906)

Portfolio loss reserves                    5,000         29,000           --           24,000

Deferral of income tax                       211         71,035          3,155         67,550

Unrealized gains on fixed maturity
  securities held at fair value,
  net of taxes                              --          (64,347)          --          (12,340)

Profit commission                           (735)        (6,920)         1,234         (4,510)

Contingency reserve tax deduction           --           95,185           --           85,087

Allocation of tax benefits due to
  Parent's net operating loss to
  the Company                                235         10,838             (2)        10,289
                                     -----------    -----------    -----------    -----------
Statutory basis amount               $   132,883    $ 1,246,695    $   131,232    $ 1,097,600
                                     ===========    ===========    ===========    ===========


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FINANCIAL GUARANTY INSURANCE
COMPANY                                           NOTES TO FINANCIAL STATEMENTS

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September 30, 1997 and 1996
(Unaudited)

          (3)  DIVIDENDS

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1996.

               o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

               The amount of the Company's surplus available for dividends during 1997 is approximately $124.7 million.

          (4)  INCOME TAXES

               The Company's effective Federal corporate tax rate (20.7 percent and 21.6 percent for the three months ended September 30, 1997 and 1996, respectively) is less than the statutory corporate tax rate (35 percent in 1997 and 1996) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

          (5)  REINSURANCE

               In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $20.8 million and $16.8 million, respectively, for the nine months ended September 30, 1997 and 1996.

          (5)  CAPITAL CONTRIBUTION

               During 1997, FGIC Corporation made a capital contribution of $49.5 million to the Company.

                                    EXHIBIT A

                         APPROVED FINANCIAL INFORMATION
                            AS OF SEPTEMBER 30, 1997

As of September 30, 1997, December 31, 1996 and 1995 the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $221.6 billion, $205.0 billion and $180.0 billion par value of securities, respectively (of which approximately 85 percent, 82 percent and 88 percent constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.12 billion, $2.05 billion and $1.95 billion, respectively. As of September 30, 1997, the Certificate Insurer had reinsured approximately 22 percent of the risks it had written, 27 percent through quota share reinsurance, 26 percent through excess of loss reinsurance, and 47 percent through facultative arrangements.

CAPITALIZATION

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1995, December 31, 1996, and September 30, 1997, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since September 30, 1997.

                                  DECEMBER 31,   DECEMBER 31,   SEPTEMBER 30,
                                     1995           1996            1997
                                  (IN MILLIONS)  (IN MILLIONS)  (IN MILLIONS)
                                  -------------  -------------  -------------

Unearned Premiums                     $  728        $  682         $  646
Other Liabilities                        304           288            274
Stockholder's Equity
    Common Stock                          15            15             15
    Additional Paid-in Capital           334           334            384
    Unrealized gains                      64            39             64
    Foreign currency translation
      adjustment                          (2)           (1)             -
    Retained Earnings                  1,137         1,297          1,425
                                      ------        ------         ------
Total Stockholder's Equity             1,548         1,684          1,888
                                      ------        ------         ------
Total Liabilities and
  Stockholder's Equity                $2,580        $2,654         $2,808
                                      ======        ======         ======

For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A and the unaudited interim financial statements of the Certificate Insurer included as Appendix B.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.